Taxes On Income	12 Months Ended
Dec. 31, 2011
Taxes On Income [Abstract]
Taxes On Income

NOTE 11:- TAXES ON INCOME

a.	A reconciliation of the beginning and ending amount of unrecognized tax benefits related to uncertain tax positions is as follows:

	December 31,
	2010	2011
Beginning balance	$132,908	$169,370
Additions for prior year tax positions	20,616	19,679
Additions for current year tax position	15,846	30,420

Ending balance	$169,370	$219,469

As of December 31, 2011, the entire amount of the unrecognized tax benefits could affect the Company's income tax provision and the effective tax rate.

During the years ended December 31, 2009, 2010 and 2011, the Company recorded $ 8,239, $ 10,695 and $ 13,587, respectively for interest expense related to uncertain tax positions. As of December 31, 2010 and 2011, the Company had accrued interest liability related to uncertain tax positions in the amounts of $ 34,438 and $ 48,025 respectively, which is included within income tax accrual on the balance sheets.

Domestically, the Israeli Tax Authorities ("ITA") issued an order with respect to income tax returns of the Company for years 2002 through 2006. The ITA has issued a preliminary assessment with respect to 2007 tax year under which it demanded the payment of additional taxes in the aggregate amount of NIS 197 million with respect to this year (assessment received on August 2, 2009) including interest as of the assessment date. The Company appealed such assessment. The ITA is currently conducting a re-examination; there can be no assurance that the ITA will accept the companies positions on the matters raised and in such an event an order will be issued (see Note 10b).

The Company's U.S. subsidiaries file federal and state income tax returns in the U.S. All of the Company's tax years are subject to examination by the U.S. federal and most U.S. state tax authorities.

The Company believes that it has adequately provided for any reasonably foreseeable outcomes related to tax audits and settlement. The final tax outcome of its tax audits could be different from that which is reflected in the Company's income tax provisions and accruals. Such differences could have a material effect on the Company's income tax provision and net income in the period in which such determination is made.

b.	Israeli taxation:

1.	Tax laws applicable to the Israeli subsidiary:

Taxable income of the Israeli subsidiary is subject to the Israeli corporate tax at the rate as follows: 2010 - 25%, 2011 - 24%. In December 5, 2011 the "Knesset" (Israeli Parliament) passed a law for changing the tax burden (the Law), which cancel, among others, the graduate reduction in the rates of the Israeli corporate tax. In addition the Israeli corporate tax will increase to 25% starting in 2012. Accordingly the real capital gains tax will increase to 25%.

2.	Tax benefits under the Law for the Encouragement of Capital Investments, 1959 (the "Law"):

Check Point Ltd. is entitled to tax benefits under the Law. Certain production and development facilities of Check Point Ltd. have been granted "Approved Enterprise" status pursuant to the Law, which provides certain tax benefits to its investment programs.

A company that obtained an Approved Enterprise approval may have elected to forego the entitlement to grants and apply for an alternative package of tax benefits (the "Alternative Package"). Under the Alternative Package, undistributed income from the Approved Enterprise operations is fully tax exempt (the "tax holiday") for a defined period and is subject to reduced tax for an additional defined period.

On April 1, 2005, an amendment to the Law came into effect (the "Amendment") and has significantly changed the provisions of the Law (the "Old Law"). Generally, investment programs of Check Point Ltd. that have already obtained approval for an Approved Enterprise by the Israeli Investment Center will continue to be subject to the Old Law's provisions. On the Alternative Package, the Amendment enacted major changes in the manner in which tax benefits are awarded under the Old Law so that companies are no longer required to obtain Investment Center approval in order to qualify for tax benefits. Such an enterprise is a "Privileged Enterprise", rather than the previous terminology of Approved Enterprise. The period of tax benefits for a new Privileged Enterprise commences in the "Year of Commencement". This year is the later of: (1) the year in which taxable income is first generated by the company, or (2) the Year of Election. The Year of Election for the Company's first Privileged Enterprise is 2006.

New legislation amending the Investment Law was adopted. The amendment was effective as of January 1, 2011 and applies to preferred income produced or generated by a preferred company from the effective date. Under this new legislation, a uniform corporate tax rate will apply to all qualifying income of certain Industrial Companies, as opposed to the current law's incentives, which are limited to income from Approved Enterprises during their benefits period. Under the new law, the uniform tax rate will be 10% in areas in Israel designated as Development Zone A and 15% elsewhere in Israel during 2011-2012, 7% and 12.5%, respectively, in 2013-2014, and 6% and 12%, respectively thereafter. The profits of these Industrial Companies will be freely distributable as dividends, subject to a 15% withholding tax (or lower, under an applicable tax treaty).

However, upon the distribution of a dividend to an Israeli company, no withholding tax will be remitted. Under the transition provisions of the new legislation, a Company may decide to irrevocably implement the new law while waiving benefits provided under the current law or to remain subject to the current law. Opting for the new Law will be done on the record date for filing the annual income tax return every year and will apply to the enterprise's entire income starting from the tax year following the tax year in which the return has been filed and onwards. As of December 31, 2011 Check Point Ltd. have decided not to implement the new law.

Check Point Ltd. has been granted the status of Approved Enterprises, under the Law, in six investment programs (the "Programs"). Out of the Programs, the Company's benefit period related to its four investment programs ended, therefore, the Company's income attributed to these investment programs is not entitled to tax benefits. For all of such Approved Enterprises, the Company has elected the Alternative Package.

The Company's income attributed to the Approved Enterprise and Privileged Enterprise under the alternative package is tax exempt for a period of two years and is subject to a reduced corporate tax rate of 10%-25% for an additional period of five to eight years, based on the percentage of foreign investment.

As of December 31, 2011, Check Point Ltd. has elected the status of Privileged Enterprise, under the Amendment, for its seventh eighth and ninth plans.

The tax benefits attributable to the Company's current Approved and Privileged Enterprises are scheduled to expire in phases by 2019.

The benefits available to an Approved Enterprise and a Privileged Enterprise relate only to taxable income attributable to the specific investment program and are conditioned upon terms stipulated in the Investment Law and the related regulations and the criteria set forth in the applicable certificate of approval (for an Approved Enterprise). If the Company does not fulfill these conditions, in whole or in part, the benefits can be cancelled and the Company may be required to refund the amount of the benefits, linked to the Israeli consumer price index plus interest.

In the event of distribution of dividends from the above mentioned tax-exempt income, the amount distributed will be subject to the same reduced corporate tax rate that would have been applied to the Approved Enterprise's and Privileged Enterprise's income.

The amendment to the Investment Law treats repurchase of shares out of Privileged Enterprise tax exempt income as deemed-dividend. Through December 31, 2011, the Company repurchased 84,831,728 of its Ordinary shares in a total amount of $ 2,068,576. The Company's retained earnings attributed to taxable income are higher than the total amount used for the repurchase of the shares and therefore should not trigger a deemed-dividend event. For further information about the Company's repurchase program refer to Note 12e.

Out of the Company's retained earnings as of December 31, 2011, $ 713,007 are tax-exempt attributable to its Approved Enterprise programs. If such tax-exempt income is distributed in a manner other than upon complete liquidation of the Company, it would be taxed at the reduced corporate tax rate applicable to such profits (between 10%-25%), and an income tax liability of up to $ 163,617 would be incurred as of December 31, 2011.

In addition, as a result of the amendment, tax-exempt income attributed to Privileged Enterprises, will subject the Company to taxes upon distribution in any manner including complete liquidation. As of December 31, 2011, the Company had $ 1,024,198 tax-exempt income attributed to its Privileged Enterprise plan. In case of distribution or complete liquidation of the Company, it would be taxed at the reduced corporate tax rate between 10%-25% and an income tax liability of up to $ 163,655 would be incurred as of December 31, 2011.

The Company's board of directors has determined that it will not distribute any amounts of its undistributed tax-exempt income as dividend in the near-term. The Company currently intends to reinvest its tax-exempt income and not to distribute such income as a dividend. Accordingly, no deferred income taxes have been provided on income attributable to the Company's Approved Enterprise and Privileged Enterprise programs as the undistributed tax exempt income is essentially permanent by reinvestment.

Income from sources other than the Approved and Privileged Enterprise programs is subject to tax at regular Israeli corporate tax rate.

3.	Foreign Exchange Regulations:

Under the Foreign Exchange Regulations the Israeli company is calculating its tax liability in U.S. Dollars according to certain orders. The tax liability, as calculated in U.S. Dollars is translated into NIS according to the exchange rate as of December 31st of each year.

4.	Tax benefits under the Law for the Encouragement of Industry (Taxes), 1969:

The Company qualifies as an Industrial Company within the meaning of the Law for the Encouragement of Industry (Taxes), 1969 (the "Industrial Encouragement Law"). The Industrial Encouragement Law defines an "Industrial Company" as a company that is resident in Israel and that derives at least 90% of its income in any tax year, other than income from defense loans, capital gains, interest and dividends, from an enterprise whose major activity in a given tax year is industrial production. Under the Industrial Encouragement Law the Company is entitled to amortization of the cost of purchased know-how and patents over an eight-year period for tax purposes as well as accelerated depreciation rates on equipment and buildings.

Eligibility for the benefits under the Industrial Encouragement Law is not subject to receipt of prior approval from any governmental authority.

c.	Income taxes of non-Israeli subsidiaries:

Non-Israeli subsidiaries are taxed according to the tax laws in their respective countries of residence.

Israeli income taxes and foreign withholding taxes were not provided for undistributed earnings of the Company's foreign subsidiaries. Undistributed earnings amounted to $ 93,443 as of December 31, 2011. The Company's board of directors has determined that the Company will not distribute any amounts of its undistributed earnings as dividend. The Company intends to reinvest these earnings indefinitely in the foreign subsidiaries. Accordingly, no deferred income taxes have been provided. If these earnings were distributed to Israel in the form of dividends or otherwise, the Company would be subject to additional Israeli income taxes (subject to an adjustment for foreign tax credits) and foreign withholding taxes.

d.	Deferred tax assets and liabilities:

Deferred taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. As of December 31, 2010 and 2011, the Company's deferred taxes were in respect of the following:

	December 31,
	2010	2011
Carry forward tax losses	$266,011	$253,699
Deferred revenues	3,479	3,862
Employee stock based compensation	14,472	15,105
Accrued employees costs	4,614	5,317
Reserves and allowances	3,174	2,751
Fixed assets	6,055	1,405
Marketable Securities amortization	1,242	3,202
Intangible assets	3,406	7,218
Tax credits	10,980	12,462

Deferred tax assets before valuation allowance	313,433	305,021
Valuation allowance	(273,481)	(262,456)

Deferred tax asset	39,952	42,565

Intangible assets	(16,842)	(7,878)
Unrealized gains on marketable securities, net	(4,909)	(3,876)
Other	(603)	(509)

Deferred tax liability	(22,354)	(12,263)

Deferred tax asset, net	$17,598	$30,302

Domestic:
Current deferred tax asset, net	$524	$3,198
Non-current deferred tax asset, net	10,974	14,616
Current deferred tax liability, net	—	(1,452)

	11,498	16,362

Foreign:
Current deferred tax asset, net	9,352	9,444
Current deferred tax liability, net	(8,679)	(4,910)
Non-current deferred tax asset, net	7,148	10,680
Non-current deferred tax liability	(1,721)	(1,274)

	6,100	13,940

	$17,598	$30,302

Current deferred tax asset, net, is included within other current assets in the balance sheets. Current deferred tax liability, net, is included within accrued expenses and other liabilities in the balance sheets.

The Company's subsidiaries in the U.S. have provided valuation allowance in respect of deferred tax assets resulting from carry forward of net operating loss and research and development tax credit. ASC No. 718 prohibits recognition of a deferred tax asset for excess tax benefits due to stock option exercises that have not yet been realized through a reduction in income tax payable. All net operating loss carry forward relate to excess tax deductions from stock options which have not yet been realized. Such unrecognized deferred tax benefits will be accounted for as a credit to additional paid-in-capital, if and when realized. The Company has recorded a valuation allowance for the research and development credit carry forward due to uncertainties about whether it will be able to utilize these assets before they expire. The net change in the valuation allowance primarily relates to stock option benefits and was accounted for as a credit to additional paid-in-capital.

Through December 31, 2011, the U.S. subsidiaries had a U.S. federal loss carry forward of approximately $ 654 million resulting from tax benefits related to employees' stock option exercises that can be carried forward and offset against taxable income up to 20 years, expiring before 2024. Excess tax benefits related to employee stock option exercises for which no compensation expense was recognized will be credited to additional paid-in capital when realized. Through December 31, 2011, the U.S. subsidiaries had a U.S. state net loss carry forward of approximately $ 665 million, which expire between fiscal 2012 and fiscal 2024, and are subject to limitations on their utilization. Through December 31, 2011, the U.S. subsidiaries had research and development tax credits of approximately $ 10 million, which expire between fiscal 2019 and fiscal 2028 and are subject to limitations on their utilization.

e.	Income before taxes on income is comprised of the following:

	Year ended December 31,
	2009	2010	2011
Domestic	$421,471	$540,402	$655,486
Foreign	24,327	23,991	27,728

	$445,798	$564,393	$683,214

f.	Taxes on income are comprised of the following:

	Year ended December 31,
	2009	2010	2011
Current	$99,661	$123,241	$150,800
Deferred	(11,386)	(11,674)	(11,552)

	$88,275	$111,567	$139,248

Domestic	$85,626	$110,318	$134,242
Foreign	2,649	1,249	5,006

	$88,275	$111,567	$139,248

Domestic taxes:
Current	$88,398	$112,475	$138,686
Deferred	(2,772)	(2,157)	(4,444)

	85,626	110,318	134,242

Foreign taxes - US:
Federal taxes:
Current	7,166	6,608	7,809
Deferred	1,281	(792)	748

	8,447	5,816	8,557

State taxes:
Current	977	1,243	1,061
Deferred	423	(52)	819

	1,400	1,191	1,880

Other international locations:
Current	3,120	2,915	3,245
Deferred	(10,318)	(8,673)	(8,676)

	(7,198)	(5,758)	(5,431)

Total foreign taxes	2,649	1,249	5,006

Taxes on income	$88,275	$111,567	$139,248

g.	Reconciliation of the theoretical tax expenses:

A reconciliation between the theoretical tax expenses, assuming all income is taxed at the statutory rate applicable and the actual income tax as reported in the statements of income is as follows:

	Year ended December 31,
	2009	2010	2011
Income before taxes as reported in the statements of income	$445,798	$564,393	$683,214

Statutory tax rate in Israel	26%	25%	24%
Decrease in taxes resulting from:
Effect of "Approved and Privileged Enterprise" status (*)	(13%)	(8%)	(6%)
Foreign exchange (see note h below)	1%	—	—
Stock based compensation - nondeductible expense	1%	1%
Others, net	5%	2%	2%

Effective tax rate	20%	20%	20%

(*) Basic earnings per share amounts of the benefit resulting from the "Approved and Privileged Enterprise" status	$0.27	$0.20	$0.21

Diluted earnings per share amounts of the benefit resulting from the "Approved and Privileged Enterprise" status	$0.27	$0.20	$0.20

h.	Measurement of income tax in foreign subsidiaries:

Results of the Company's subsidiary in Sweden for tax purposes are measured and reflected in terms of earnings in SEK. As explained in Note 2b, the financial statements are measured in U.S. dollars. The difference between the annual changes in the SEK/dollar exchange rate causes a further difference between taxable income and the income before taxes shown in the financial statements. In accordance with ASC 740-10-25-3f, the Company's subsidiary has not provided deferred income taxes on the difference between the reporting currency and the tax bases of assets and liabilities resulting from changes in exchange rate.